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                                  EXHIBIT 16

                                 SCHEDULES FOR
                                 COMPUTATION OF
                                PERFORMANCE DATA
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                             MMA PRAXIS MUTUAL FUNDS
                             EXHIBIT 16
                             TOTAL RETURN
                             NO CDSC CALCULATIONS
                             INTERNATIONAL FUND


       AGGREGATE TOTAL RETURN
       WITH SALES LOAD OF:  0.00%
       --------------------------

       T = (ERV/P) - 1

       WHERE:         T =       TOTAL RETURN

                      ERV =     REDEEMABLE VALUE AT THE END OF THE
                                PERIOD OF A HYPOTHETICAL $1,000
                                INVESTMENT MADE AT THE BEGINNING OF THE
                                PERIOD.

                      P =       A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

       EXAMPLE:

          SINCE INCEPTION: ( 04/01/97 TO 06/30/97):
                           (  1,150.1/1,000) - 1 =                     15.01%
          YEAR TO DATE:    ( 04/01/97 TO 06/30/97):
                           (  1,150.1/1,000) - 1 =                     15.01%
          QUARTERLY:       ( 04/01/97 TO 06/30/97):
                           (  1,150.1/1,000) - 1 =                     15.01%
          MONTHLY:         ( 05/31/97 TO 06/30/97):
                           (  1,065.9/1,000) - 1 =                      6.59%

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                             MMA PRAXIS MUTUAL FUNDS
                             EXHIBIT 16
                             TOTAL RETURN
                             CDSC LOAD CALCULATIONS
                             INTERNATIONAL FUND



       AGGREGATE TOTAL RETURN
       WITH CDSC OF:        4.00%
       --------------------------

       T = (ERV/P) - 1

       WHERE:         T =       TOTAL RETURN

                      ERV =     REDEEMABLE VALUE AT THE END OF THE
                                PERIOD OF A HYPOTHETICAL $1,000
                                INVESTMENT MADE AT THE BEGINNING OF THE
                                PERIOD.

                      P =       A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

       EXAMPLE:

          SINCE INCEPTION: ( 04/01/97 TO 06/30/97):
                           (  1,110.1/1,000) - 1 =                     11.01%
          YEAR TO DATE:    ( 04/01/97 TO 06/30/97):
                           (  1,110.1/1,000) - 1 =                     11.01%
          QUARTERLY:       ( 04/01/97 TO 06/30/97):
                           (  1,110.1/1,000) - 1 =                     11.01%
          MONTHLY:         ( 05/31/97 TO 06/30/97):
                           (  1,025.9/1,000) - 1 =                      2.59%